UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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BorgWarner Inc.

(Name of Registrant as Specified In its Charter)

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ImportantNoticeofAvailabilityofProxyMaterialsfortheAnnualMeetingofStockholdersofBorgWarnerInc.toBeHe ldonApril29,2009at9:00a.m.,localtime,atCompanyHeadquarters,3850HamlinRoad,AuburnHills,MI48326Youarer eceivingthiscommunicationbecauseyouholdsharesintheabovecompany,andthematerialsyoushouldreviewbeforey oucastyourPROXYMATERIALS-VIEWORRECEIVEvotearenowavailable.Pleasevisitwww.proxyvote.com,wherethefollo wingmaterialsareavailableforviewing:Thiscommunicationpresentsonlyanoverviewofthemorecompleteproxymat erialsthatareavailabletoyouontheInternet.•NoticeofAnnualMeetingofStockholdersWeencourageyoutoaccessa ndreviewalloftheimportant•ProxyStatementinformationcontainedintheproxymaterialsbeforevoting.•Formofe lectronicProxyCard•AnnualReportonForm10-KfortheFiscalYearEndedDecember31,2008HOWTOVIEWMATERIALSVIATH EINTERNETHavethe12DigitControlNumberavailableandvisit:BORGWARNERINC.www.proxyvote.com3850HAMLINROADA UBURNHILLS,MI48326HOWTOREQUESTACOPYOFMATERIALSIfyouwanttoreceiveapaperore-mailcopyofthedocumentsthat areavailableontheinternet,youmustrequestone.Thereisnochargetoyouforrequestingacopy.Pleasemakeyourreq uestforacopyasinstructedbelowonorbefore4/15/09tofacilitatetimelydelivery.1)BYINTERNET-www.proxyvote. com2)BYTELEPHONE-1-800-579-16393)BYE-MAIL*-sendmaterial@proxyvote.comR1BRG1SeetheReverseSideforMeeti ngInformationandInstructionsonHowtoVote

MeetingInformationHowToVoteMeetingType:AnnualVoteInPersonMeetingDate:04/29/09Manystockholdermeetings haveattendancerequirementsMeetingTime:9:00a.m.,localtimeincluding,butnotlimitedto,thepossessionofana ttendanceForholdersasof:03/02/09ticketissuedbytheentityholdingthemeeting.Pleasecheckthemeetingmateri alsforanyspecialrequirementsformeetingMeetingLocation:attendance.AttheMeeting,youwillneedtorequestab allottovotetheseshares.CompanyHeadquartersVoteByInternet3850HamlinRoadAuburnHills,MI48326Tovotenowby Internet,gotoWWW.PROXYVOTE.COM.UsetheInternettotransmityourvotinginstructionsandforelectronicdeliver yofinformationupuntil11:59P.M.EasternTimeonApril28,2009.Haveyournoticeinhandwhenyouaccessthewebsitea ndfollowtheinstructions.VoteByTelephoneTovotenowbytelephone,call1-800-690-6903.Useanytouch-tonetelep honetotransmityourvotinginstructionsupuntil11:59P.M.EasternTimeonApril28,2009.Haveyournoticeinhandwh enyoucallandfollowtheinstructions.

VotingitemsTheBoardofDirectorsrecommendsthatyouvoteFORthefollowingproposals:1.ElectionoffourClassIDi rectorsandoneClassIIIDirector:Nominees:01)PhyllisO.Bonanno(ClassI)04)ThomasT.Stallkamp(ClassI)02)Ale xisP.Michas(ClassI)05)DennisC.Cuneo(ClassIII)03)RichardO.Schaum(ClassI)2.ToapproveamendmentstotheCom pany’sAmendedandRestated2004StockIncentivePlan,includingtoincreasetheauthorizedcommonstockavailablef orawardsunderthatplan.3.ToratifytheappointmentofPriceWaterhouseCoopersLLPasIndependentRegisteredPubl icAccountingFirmfortheCompanyfor2009.4.Totransactsuchotherbusinessasmayproperlycomebeforethemeetingo ranyadjournmentorpostponementthereof.PLEASENOTETHATTHISISNOTAPROXYCARD.Tovotetheshares,youmustfollow theinstructionscontainedinthisnotice.